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                                                                    EXHIBIT 10.7

             TENTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT


        This Tenth Addendum ("Addendum") to the Amended Registration Rights Agreement dated June 24, 1994, as amended through the date hereof ("Registration Rights Agreement") between Ligand Pharmaceuticals Incorporated (the "Company") and Elan International Services, Ltd. ("Investor") is effective as of September 30, 1998.

                                    RECITALS

        A. As of the date hereof, the Company has issued 1,278,970 shares of the Company's Common Stock (the "Shares") to Investor pursuant to Section 1 of that certain Stock Purchase Agreement dated the date hereof among the Company and Investor (the "Purchase Agreement").

        B. This Addendum serves to include the Shares within the definition of "Registrable Securities" under the Registration Rights Agreement and to modify Schedule A to the Registration Rights Agreement to include such Shares, all pursuant to Section 2.6(a) of the Registration Rights Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

        1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

               "(f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon exercise of those warrants issued to certain Existing Investors and pursuant to which such Existing Investors were previously granted registration rights by the Company, (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes issued to American Home Products Corporation pursuant to the Stock and Note Purchase Agreement dated September 2, 1994, (iii) the 35,957 shares of Common Stock issuable or issued upon exercise of the Warrant issued to Genentech, Inc. in connection with the merger of L.G. Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Glycomed Incorporated, which shares are reflected on Schedule A attached to the Fourth Addendum to this Agreement, (iv) the 164,474 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to S.R. One Limited pursuant to a Stock and Note Purchase Agreement dated February 3, 1995 (the "Stock and Note Purchase Agreement"), which shares are reflected on Schedule A attached to the Eighth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes dated October 30, 1997 (the "Notes")


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        issued pursuant to the Stock and Note Purchase Agreement (and upon such conversion of the Notes, Schedule A shall be updated to include such shares), (v) the 274,423 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to SmithKline Beecham plc pursuant to a Stock Purchase Agreement dated April 24, 1998 (the "Stock Purchase Agreement"), which shares are reflected on Schedule A attached to the Ninth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "Warrant") issued pursuant to the Stock Purchase Agreement (and upon such conversion of the Warrant, Schedule A shall be updated to include such shares), (vi) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to the Investor pursuant to the Purchase Agreement, and (vii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii), (iv), (v) and (vi) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned."

        2. Schedule A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

        3. This Addendum may be executed in one or more counterparts.

        4. This Addendum shall be binding upon the Company, Investor and each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6(a) of the Registration Rights Agreement.


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        IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.


ELAN INTERNATIONAL SERVICES,                 LIGAND PHARMACEUTICALS
LTD.                                         INCORPORATED



By: ___________________________              By: ___________________________

Title: ________________________              Title: ________________________
















                      [SIGNATURE PAGE TO TENTH ADDENDUM TO
                     AMENDED REGISTRATION RIGHTS AGREEMENT]



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                                   SCHEDULE A

                                       to
                                Tenth Addendum to
                      Amended Registration Rights Agreement

------------------------------------------------------------------------------
                                                                     SHARES
             NAME                                                    ISSUED
------------------------------------------------------------------------------
American Home Products Corporation                                     374,626

American Home Products Corporation                                     374,626

American Home Products Corporation                                     249,749

American Home Products Corporation                                     124,875

Aspen Venture Partners, L.P.                                             2,659

Elan International Services, Ltd.                                    1,278,970

Enterprise Partners                                                      3,745

Genentech, Inc.                                                         35,957

Kleiner Perkins Caufield & Byers                                         7,688

ML Venture Partners II, L.P.                                             2,417

S.R. One, Limited                                                      164,474

SmithKline Beecham                                                     274,423

Venrock Associates                                                       3,441

Venrock Associates II, L.P.                                              1,540

Windsor Venture Lease Partners Ltd., Inc.                                  283

        TOTAL:                                                       2,899,473
------------------------------------------------------------------------------





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